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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K




                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 17, 1998



                 Marriott Hotel Properties Limited Partnership
                 ---------------------------------------------
            (Exact name of registrant as specified in its charter)




          Delaware                       0-14381                52-1436985
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(State or other jurisdiction of      (Commission File       (I.R.S. Employer
incorporation or organization)           Number)            Identification No.)



10400 Fernwood Road, Bethesda, Maryland                            20817
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(Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code: (301) 380-2070

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Item 5.   Other Events.

          On April 17, 1998, Host Marriott Corporation (the "Company"), the parent company of the general partner of Marriott Hotel Properties Limited Partnership (the "Partnership"), announced that its Board of Directors has authorized the Company to reorganize its business operations to qualify as a real estate investment trust (the "REIT Conversion"), effective as of January 1, 1999, as more particularly described in the Summary of the Proposed REIT Conversion, Spin-off of Senior Living Business and Blackstone Hotel Portfolio Transaction (the "Summary") which is attached hereto as Exhibit 99.2 and incorporated herein by reference. Contemporaneously with the REIT Conversion, the Company intends to spin-off its senior living communities business through a stock dividend to its shareholders, as more particularly described in the Summary.

          The Company also announced that it has agreed to acquire interests in thirteen luxury hotels and certain other assets owned by affiliates of The Blackstone Group and Blackstone Real Estate Partners, for an aggregate consideration of up to approximately $1.775 billion, including the assumption of debt, as more particularly described in the Summary.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

99.1 Press Release, dated April 17, 1998, entitled "Host Marriott Corporation to Add World-Class Luxury Hotel Portfolio for $1.775 Billion; Reorganization as Real Estate Investment Trust, Spin-Off of Senior Living Business Planned."

99.2 Summary of Proposed REIT Conversion, Spin-off of Senior Living Business and Blackstone Hotel Portfolio Transaction.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP

                         By: HOTEL PROPERTIES MANAGEMENT, INC., its general partner


Date:  May 7, 1998       By: /s/ Earla L. Stowe
                            ---------------------------------
                            Name: Earla L. Stowe
                            Title: Vice President and
                                    Chief Accounting Officer

                                 EXHIBIT INDEX



Exhibit No.          Description
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99.1 Press Release, dated April 17, 1998, entitled "Host Marriott Corporation to Add World-Class Luxury Hotel Portfolio for $1.775 Billion; Reorganization as Real Estate Investment Trust, Spin-Off of Senior Living Business Planned."

99.2 Summary of Proposed REIT Conversion, Spin-off of Senior Living Business and Blackstone Hotel Portfolio Transaction.